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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2018

PETIQ, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38163 (Commission File Number)	35-2554312 (I.R.S. Employer Identification No.)

923 S. Bridgeway Place Eagle, Idaho (Address of principal executive offices)	83616 (Zip Code)

(208) 939-8900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



☒ Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act (17 CFR 240.12b-2)

☒ Indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act (17 CFR 240.13(a)-1)

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 31, 2018, at the 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”) of PetIQ, Inc. (the “Company”), stockholders of the Company approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to revise Article IV.1 in order to increase the number of authorized shares of Class B Common Stock from 8,401,521 to 100,000,000 (the “Share Amendment”). The Share Amendment became effective on May 31, 2018 following the filing of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation of PetIQ, Inc. (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware. The description of the Share Amendment is qualified in its entirety by, and should be read in conjunction with, the complete text of the Certificate of Amendment which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2018 Annual Meeting on May 31, 2018 at 9:00 a.m., Mountain Daylight Time, at 923 S. Bridgeway Place, Eagle, Idaho 83616.  Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders:

Proposal One: Election of three Class I Directors

	For	Withheld	Broker Non-Votes
James N. Clarke	15,141,424	3,456,393	1,362,467
Ronald Kennedy	16,029,254	2,568,563	1,362,467
Will Santana	18,350,147	247,670	1,362,467

Proposal Two:  Amendment of the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of authorized Class B Common Stock

	For	Against	Abstain	Broker Non-Votes
Class A Common Stock and Class B Common Stock, voting together	15,311,110	3,231,846	54,861	1,362,467

Class B Common Stock, voting separately	4,709,408	618,150	0	0

Proposal Three:  Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018

For	Against	Abstain
19,737,908	8,192	214,184

Item 9.01 Financial Statements and Exhibits.

Exhibits:
Exhibit No.	Description
3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of PetIQ, Inc., dated May 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETIQ, INC.
Dated: June 1, 2018	By	/s/ John Newland
	Name:	John Newland
	Title:	Chief Financial Officer